UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2012

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	I-33784	20-8084793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 429-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 19, 2012, SandRidge Energy, Inc. (the “Company”) received written consents, dated December 19, 2012 (the “Initial Consent Date”), from a stockholder of record on December 13, 2012 (the “Record Date”) relating to the proposals by TPG-Axon Partners, LP (“TPG-Axon”) to (i) amend the Amended and Restated Bylaws of the Company to eliminate the division of the Company’s Board of Directors (the “Board”) into classes and to permit the removal of directors by stockholders with or without cause and (ii) remove members of the Board as proposed by TPG-Axon (the “TPG-Axon Consent Proposals”). Consequently, under Section 228 of the Delaware General Corporation Law, the TPG-Axon Consent Proposals will become effective if valid, unrevoked consents to such actions signed by the holders of a majority of the shares of the Company’s common stock, par value $0.001 per share, outstanding as of the Record Date are delivered to the Company within 60 days after the Initial Consent Date.

Additional Information

The Company may file a consent revocation statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a proposed solicitation of written stockholder consents by TPG-Axon (the “TPG-Axon Consent Solicitation”). Promptly after filing any definitive consent revocation statement with the SEC, the Company will mail the definitive consent revocation statement and a form of WHITE consent revocation card to each stockholder of the Company entitled to execute, withhold or revoke consents relating to the proposed TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ANY SUCH CONSENT REVOCATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

Certain Information Regarding Participants

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations, and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its proxy statement for the 2012 Annual Meeting, which was filed with the SEC on April 26, 2012. These documents can be obtained free of charge through the web site maintained by the SEC at www.sec.gov. Additional information regarding the interests of these participants in any solicitation of consent revocations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any consent revocation statement and other relevant materials to be filed with the SEC if and when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 21, 2012	SANDRIDGE ENERGY, INC.

	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer